UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

PLY GEM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35930	20-0645710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 Weston Parkway, Suite 400

Cary, North Carolina 27513

(Address of principal executive offices)

(919) 677-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 22, 2013, Ply Gem Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as representatives of the underwriters set forth on Schedule 1 thereto (collectively the “Underwriters”), relating to the Company’s initial public offering (the “Offering”) of its common stock, par value $0.01 per share (the “Common Stock”). Under the Underwriting Agreement, the Company agreed to sell 15,789,474 shares of Common Stock to the Underwriters at a purchase price per share of $19.6014 (the offering price to the public of $21.0000 per share minus the underwriting discount and commissions). The Company also granted the Underwriters an option to purchase up to an additional 2,368,421 shares of Common Stock to cover over-allotments. The Underwriters exercised this option in full on May 23, 2013, and the Offering closed on May 29, 2013.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various investment banking services for the Company for which they received or will receive customary fees and expenses.

Merger Agreement

In connection with the Offering, the Company merged with its former parent corporation, Ply Gem Prime Holdings, Inc. (“Ply Gem Prime”), on May 23, 2013 with the Company being the surviving entity (the “Reorganization Merger”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 22, 2013, by and between the Company and Ply Gem Prime. In the Reorganization Merger, the Company issued a total of 48,962,494 shares of Common Stock to the former holders of preferred stock of Ply Gem Prime and common stock of Ply Gem Prime as previously reported in the Company’s Registration Statement on Form S-1 (File No. 333-167193) (the “Registration Statement”). In addition, in connection with the Reorganization Merger, options to purchase shares of common stock of Ply Gem Prime were converted into options to purchase shares of Common Stock with adjustments to the number of shares and per share exercise prices to reflect the Reorganization Merger as previously reported in the Company’s Registration Statement.

The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Stockholders Agreement

On May 22, 2013, the Company entered into a second amended and restated stockholders’ agreement (the “Stockholders Agreement”), by and among the Company, Ply Gem Prime, Caxton-Iseman (Ply Gem), L.P. and Caxton-Iseman (Ply Gem) II, L.P. (collectively, the “CI Partnerships”) and certain of the Company’s current members of management, including Messrs. Robinette, Poe, Wayne, Buckley and Morstad (collectively with the CI Partnerships, the “Pre-IPO Stockholders”) as previously reported in the Company’s Registration Statement. As described below, the Stockholders Agreement contains provisions related to stockholder voting, the composition of the Company’s board of directors (the “Board”) and the committees of the Board, the Company’s corporate governance, restrictions on the transfer of shares of the Company’s capital stock and certain other provisions.

Voting Agreements

Under the Stockholders Agreement, each of the Pre-IPO Stockholders has agreed to vote all shares of the Company’s voting stock held by it as directed by the CI Partnerships (or if such partnerships are dissolved, their general partner) in any voting matter before the Company’s stockholders including, without limitation, elections of directors, amendments to the Company’s certificate of incorporation, approvals of mergers and other transactions or stockholder proposals, whether in an annual stockholder meeting, special stockholder meeting or an action by written consent.

Board and Committees

Under the Stockholders Agreement, the CI Partnerships (or if such partnerships are dissolved, their general partner) are entitled to nominate such number of directors to the Board (rounded up to the nearest whole number) equal to the percentage of the Common Stock beneficially owned by the Pre-IPO Stockholders (assuming the exercise or conversion of all outstanding options (whether vested or unvested) and convertible or exchangeable securities held by the Pre-IPO Stockholders).

The Board initially consists of eight directors and the CI Partnerships initially have the right to nominate six directors on the Board. The CI Partnerships’ initial nominees are Messrs. Iseman, Lefkowitz, Hall, Ferris, Roach and Haley.

The Stockholders Agreement also provides that the CI Partnerships (or if such partnerships are dissolved, their general partner) will be entitled to nominate such number of directors to the standing committees of the Board (other than the Audit Committee) (rounded up to the nearest whole number) equal to the percentage of Common Stock beneficially owned by the Pre-IPO Stockholders (assuming the exercise or conversion of all outstanding options (whether vested or unvested) and convertible or exchangeable securities held by the Pre-IPO Stockholders).

The Company’s Compensation Committee initially consists of four directors and the CI Partnerships initially have the right to designate three members of the Compensation Committee. The initial Compensation Committee members designated by the CI Partnerships are Messrs. Lefkowitz, Hall and Ferris.

The Company’s Nominating and Governance Committee initially consists of four directors and the CI Partnerships initially have the right to designate three members of the Nominating and Governance Committee. The initial Nominating and Governance Committee members designated by the CI Partnerships are Messrs. Iseman, Lefkowitz and Hall.

In the event that a vacancy is created on the Board (the “Board”) or any committee thereof for any reason, the CI Partnerships (or if such partnerships are dissolved, their general partner) will have the right to designate a director or committee member to fill such vacancy to the extent the CI Partnerships (or if such partnerships are dissolved, their general partner) had the right to designate or nominate the director or committee member who created the vacancy. The right of the CI Partnerships to nominate any board member or committee member will be subject to compliance with applicable federal and state securities laws and the rules of the New York Stock Exchange (or any securities exchange on which any of the Company’s equity securities may then be listed or admitted for trading) and, with respect to the Compensation Committee, subject to compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent that the Board elects to satisfy Section 162(m)’s outside directors requirements.

General Restrictions on Transfer

Subject to certain limited exceptions, no Pre-IPO Stockholder may transfer its shares of Common Stock (or stock options or other securities exercisable or convertible or exchangeable for shares of Common Stock), unless the transferee agrees to become a party to the Stockholders Agreement.

Restrictions on Transfer

Under the Stockholders Agreement, each member of the Company’s senior management, including Messrs. Robinette, Poe, Wayne, Buckley, and Morstad (collectively, the “Management Stockholders”), and, under separate transfer restriction agreements, dated as of May 22, 2013, certain other employees and stockholders, including Messrs. Barber, Ferris, Haley and Roach (collectively with the Management Stockholders, the “Restricted Stockholders”), agreed to restrict their ability to transfer (i) Common Stock issued to him or it in the Reorganization Merger (the “Initial Common Stock”) and (ii) options to purchase Common Stock whether issued prior to or in connection with the Offering (whether vested or unvested) (the “Initial Option Securities”). Subject to certain exceptions, such as transfers to permitted transferees, each Restricted Stockholder may only transfer his or its Initial Common Stock and Initial Option Securities as follows:

•

Prior to May 29, 2014 (and only following 180 days after May 29, 2013 in the case of Restricted Stockholders that are not Management Stockholders), up to 20% of the Initial Common Stock and 20% of the Initial Option Securities;

•	On and after May 29, 2014 and through May 29, 2015, up to an additional 40% of the Initial Common Stock and 40% of the Initial Option Securities; and

•	After May 29, 2015, up to 100% of the Initial Common Stock and up to 100% of the Initial Option Securities.

Notwithstanding the foregoing limitations, if the CI Partnerships (or if such partnerships are dissolved, their general partner) sell any of the Common Stock held by them in an underwritten public offering, then each Restricted Stockholder may sell its Initial Common Stock and Initial Option Securities in such public offering on a pro rata basis with the CI Partnerships (or if such partnerships are dissolved, their general partner). The restrictions on transfer will terminate upon a change of control of the Company. In addition, the restrictions on transfer will terminate with respect to any Management Stockholder and certain other employees that are party to transfer restriction agreements whose employment is terminated by the Company, who resigns for good reason or who retires. These restrictions on transfer may be amended or waived by the Board in its sole discretion.

The Stockholders Agreement contains customary confidentiality agreements from the Pre-IPO Stockholders and covenants from the Management Stockholders not to compete with the Company or solicit employees from the Company for a period of one year following termination of employment with the Company (whether such termination was voluntary or involuntary or with or without cause or good reason).

Other Provisions

The Stockholders Agreement requires the Company to deliver to the CI Partnerships (or if such partnerships are dissolved, their general partner) a copy of the Company’s unaudited monthly management report (including the Company’s unaudited consolidated balance sheet and income statement) as soon as it is available after the end of each monthly accounting period, a copy of the Company’s annual strategic plan and budget as soon as practicable following approval by the Board and such other information and data with respect to the Company as the CI Partnerships may reasonably request, subject to customary confidentiality provisions. In addition, the Company is required to give the CI Partnerships, their manager and their general partner and outside accountants, auditors, legal counsel and other authorized representatives or agents of such persons reasonable access to the Company’s books and records and all documents and information related to the Company’s properties, assets and business as they may reasonably request, including access to the Company’s properties and employees.

Under the Stockholders Agreement, the Company has agreed that until the CI Partnerships and certain related parties cease to beneficially own, in the aggregate, at least 15% of the Company’s outstanding Common Stock (assuming the exercise or conversion of all outstanding options (whether vested or unvested) and convertible or exchangeable securities held by the CI Partnerships and certain related parties) the Company will elect not to be governed by section 203 of the Delaware General Corporation Law. (However, the Certificate of Incorporation contains provisions that have the same effect as section 203 of the Delaware General Corporation Law, except that the CI Partnerships and their respective affiliates and successors and certain of their transferees as a result of private sales will not be subject to such restrictions.) The Company has also agreed that the doctrine of “corporate opportunity” will not apply with respect to the Company, to any of the CI Partnerships or certain related parties or any directors of the Company who are employees of the CI Partnerships or their affiliates.

Under the Stockholders Agreement, the Company has agreed to indemnify the CI Partnerships from any losses arising directly or indirectly out of the CI Partnerships actual, alleged or deemed control or ability to influence control of the Company or the actual or alleged act or omission of any director nominated by the CI Partnerships, including any act or omission in connection with the Offering.

Under the Stockholders Agreement, the Company has agreed to reimburse the CI Partnerships (or if such partnerships are dissolved, their general partner) for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Stockholders Agreement and the ongoing monitoring of their investments in the Company.

Termination

The Stockholders Agreement will terminate upon the earliest to occur of (i) an agreement among the Company, the CI Partnerships (or if such partnerships are dissolved, their general partner) and the other Pre-IPO Stockholders holding a majority of the voting stock held by the Pre-IPO Stockholders (other than the CI Partnerships and certain related parties) to terminate the Stockholders Agreement or (ii) as to any Pre-IPO Stockholder (with respect to any provisions other than the confidentiality, non-compete and non-solicitation provisions applicable to the Management Stockholders), if such Pre-IPO Stockholder no longer owns any shares of Common Stock (or stock options or other securities exercisable or convertible or exchangeable for shares of Common Stock) other than by reason of a transfer in violation of the Stockholders Agreement.

In addition, the voting agreement and the provisions relating to the right to nominate or designate directors and committee members will terminate at such time as the Pre-IPO Stockholders cease to beneficially own at least 15% of the Common Stock outstanding immediately prior to the consummation of the Offering (after giving effect to the Reorganization Merger) (assuming the exercise or conversion of all outstanding options (whether vested or unvested) and convertible or exchangeable securities held by the Pre-IPO Stockholders).

The foregoing summary is qualified in its entirety by reference to the Stockholders Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the form of transfer restriction agreement, which is filed herewith as Exhibit 10.6 and incorporated herein by reference.

Registration Rights Agreement

On May 22, 2013, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Pre-IPO Stockholders as previously reported in the Company’s Registration Statement. Subject to several exceptions, including the Company’s right to defer a demand registration under certain circumstances, the CI Partnerships (or if such partnerships are dissolved, their general partner) may require that the Company register for public resale under the Securities Act all shares of Common Stock that they request be registered at any time following the closing of the Offering so long as the securities being registered in each registration statement are reasonably expected to produce aggregate proceeds of at least $20.0 million. The Company will not be obligated to effectuate more than five demand registrations under the Registration Rights Agreement. If the Company becomes eligible to register the sale of its securities on Form S-3 under the Securities Act, the CI Partnerships (or if such partnerships are dissolved, their general partner) have the right to require the Company to register the sale of the Common Stock held by them on Form S-3, subject to offering size and other restrictions. The other Pre-IPO Stockholders are entitled to piggyback registration rights with respect to any registration request made by the CI Partnerships (or if such partnerships are dissolved, their general partner). If the registration requested by the CI Partnerships (or if such partnerships are dissolved, their general partner) is in the form of a firm underwritten offering, and if the managing underwriter of the offering determines that the number of securities to be offered would have a material adverse effect on the distribution or sales price of the shares of Common Stock in the offering, the number of shares included in the offering will be determined as follows:

•	first, shares offered by the Pre-IPO Stockholders who request to include their shares in the registration (pro rata, based on the number of registrable securities owned by such Pre-IPO Stockholders);

•

second, shares offered by any other stockholders (pro rata, based on the number of registrable securities owned by such stockholder) except to the extent any such holders have agreed under existing agreements to grant priority with regard to participation in such offering to any other holders of the Company’s securities; and

•	third, shares offered by the Company for its own account.

In addition, the Pre-IPO Stockholders have been granted piggyback rights on any registration for the Company’s account or the account of another stockholder. If the managing underwriter in an underwritten offering determines that the number of securities offered in a piggyback registration would have a material adverse effect on the distribution or sales price of the shares of Common Stock in the offering, the number of shares included in the offering will be determined as follows:

•

first, shares offered by the Company for its own account if the Company has initiated such registration or by any stockholders exercising demand rights with respect to such registration (pro rata, based on the number of registrable securities owned by the requesting stockholders);

•	second, shares offered by any of the Company’s other stockholders (including the Pre-IPO Stockholders) (pro rata, based on the number of registrable securities owned by such stockholder); and

•	third, shares offered by the Company for its own account if any stockholder initiated such registration by exercising demand rights.

In connection with the registrations described above, the Company will indemnify any selling stockholders and will bear all fees, costs and expenses (except underwriting discounts and selling commissions).

The foregoing summary is qualified in its entirety by reference to the Registration Rights Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Tax Receivable Agreement

On May 22, 2013, the Company entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”) with PG ITR Holdco, L.P (the “Tax Receivable Entity”) as previously reported in the Company’s Registration Statement. The Tax Receivable Agreement generally provides for the payment by the Company to the Tax Receivable Entity of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that the Company actually realizes in periods after the Offering as a result of (i) net operating loss carryovers from periods (or portions thereof) ending before January 1, 2013, (ii) deductible expenses attributable to the transactions related to the Offering and (iii) deductions related to imputed interest deemed to be paid by the Company as a result of or attributable to payments under the Tax Receivable Agreement. The Company will retain the benefit of the remaining 15% of these tax savings.

The foregoing summary is qualified in its entirety by reference to the Tax Receivable Agreement, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreements

On May 22, 2013, as previously reported in the Company’s Registration Statement, the Company entered into indemnification agreements with each of its directors and executive officers to provide contractual indemnification in addition to the indemnification provided for in the Company’s certificate of incorporation and by-laws. These agreements provide, in general, that the Company will indemnify the applicable executive officer or director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf.

The foregoing summary is qualified in its entirety by reference to the form of indemnification agreement, which is filed herewith as Exhibit 10.7 and is incorporated herein by reference.

Tax Sharing Agreement

On May 23, 2013, the Company entered into a Third Amended and Restated Tax Sharing Agreement (the “Tax Sharing Agreement”) with Ply Gem Industries, Inc., a wholly-owned subsidiary of the Company (“Ply Gem Industries”), as previously reported in the Company’s Registration Statement. Pursuant to the Tax Sharing Agreement, the Company will elect to file consolidated federal income tax returns on behalf of the group and Ply Gem Industries agreed to make payments to the Company.

The foregoing summary is qualified in its entirety by reference to the Tax Sharing Agreement, which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On May 29, 2013, the Company terminated the Advisory Agreement (the “General Advisory Agreement”), dated as of February 12, 2004, as amended by Amendment No. 1 to Advisory Agreement, dated as of November 6, 2012, between Ply Gem Industries and an affiliate of CI Capital Partners LLC (the “CI Party”) as previously reported in the Company’s Registration Statement. In connection with the termination of the General Advisory Agreement and the closing of the Offering, the Company paid a termination fee of approximately $18.8 million to the CI Party.

The foregoing summary is qualified in its entirety by reference to the termination agreement, which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On May 23, 2013, in connection with the Reorganization Merger, the Company issued an aggregate of 48,962,494 shares of Common Stock pursuant to the Merger Agreement as previously reported in the Company’s Registration Statement. The shares of Common Stock were issued in reliance on the registration exemption contained in Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, in connection with the Reorganization Merger, the Company amended and restated the Ply Gem Prime Holdings, Inc. 2004 Stock Option Plan (as amended, the “2004 Stock Option Plan”) to reflect the Company as the plan sponsor and amended and restated the Ply Gem Prime Holdings, Inc. Long Term Incentive Plan (as amended, the “LTIP”) to reflect the Company as the plan sponsor and set limits on the awards issuable under the LTIP, including a limit of 3,500,000 shares of Common Stock authorized and reserved for issuance under the LTIP.

The foregoing summary is qualified in its entirety by reference to the 2004 Stock Option Plan, which is filed herewith as Exhibit 10.8 and is incorporated herein by reference, and the LTIP, which is filed herewith as Exhibit 10.9 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2013, in connection with the Reorganization Merger, the Company amended and restated its certificate of incorporation and amended and restated its by-laws as previously reported in the Company’s Registration Statement.

The amended and restated certificate of incorporation is filed herewith as Exhibit 3.1 and incorporated by reference herein, and the amended and restated by-laws are filed herewith as Exhibit 3.2 and incorporated by reference herein.

Item 8.01	Other Events.

On May 29, 2013, Ply Gem Industries issued a notice of redemption pursuant to the indenture governing its 8.25% Senior Secured Notes due 2018 (the “8.25% Senior Secured Notes”) that it intends to redeem $84.0 million aggregate principal amount of the 8.25% Senior Secured Notes on June 28, 2013 at a redemption price equal to 103.000% of the principal amount of the 8.25% Senior Secured Notes, plus accrued and unpaid interest thereon, if any, to the redemption date.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 22, 2013, by and between Ply Gem Prime Holdings, Inc. and Ply Gem Holdings, Inc.

Exhibit 3.1	Amended and Restated Certificate of Incorporation.

Exhibit 3.2	Amended and Restated By-laws.

Exhibit 10.1	Second Amended and Restated Stockholders’ Agreement, dated as of May 22, 2013, by and among Ply Gem Holdings, Inc., Ply Gem Prime Holdings, Inc., Caxton-Iseman (Ply Gem), L.P., Caxton-Iseman (Ply Gem) II, L.P., the management stockholders named therein and for purposes of certain sections only, Rajaconda Holdings, Inc.

Exhibit 10.2	Registration Rights Agreement, dated as of May 22, 2013, by and among Ply Gem Holdings, Inc., Caxton-Iseman (Ply Gem), L.P. and Caxton-Iseman (Ply Gem) II, L.P. and other parties named therein.

Exhibit 10.3	Tax Receivable Agreement, dated as of May 22, 2013, by and among Ply Gem Holdings, Inc. and the Tax Receivable Entity.

Exhibit 10.4	Third Amended and Restated Tax Sharing Agreement, dated as of May 23, 2013, between Ply Gem Holdings, Inc. and Ply Gem Industries, Inc.

Exhibit 10.5	Termination Agreement, dated as of May 29, 2013, between Ply Gem Industries, Inc. and CxCIC LLC.

Exhibit 10.6	Form of Transfer Restriction Agreement between Ply Gem Holdings, Inc. and the stockholder party thereto (incorporated by reference from Exhibit 10.48 to Amendment No. 5 to the Company’s Registration Statement on Form S-1, dated May 13, 2013 (File No. 333-167193)).

Exhibit 10.7	Form of Indemnification Agreement (incorporated by reference from Exhibit 10.40 to Amendment No. 5 to the Company’s Registration Statement on Form S-1, dated May 13, 2013 (File No. 333-167193)).

Exhibit 10.8	Ply Gem Holdings, Inc. 2004 Stock Option Plan.

Exhibit 10.9	Ply Gem Holdings, Inc. Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Vice President and Chief Financial
Officer

Dated: May 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 22, 2013, by and between Ply Gem Prime Holdings, Inc. and Ply Gem Holdings, Inc.

Exhibit 3.1	Amended and Restated Certificate of Incorporation.

Exhibit 3.2	Amended and Restated By-laws.

Exhibit 10.1	Second Amended and Restated Stockholders’ Agreement, dated as of May 22, 2013, by and among Ply Gem Holdings, Inc., Ply Gem Prime Holdings, Inc., Caxton-Iseman (Ply Gem), L.P., Caxton-Iseman (Ply Gem) II, L.P., the management stockholders named therein and for purposes of certain sections only, Rajaconda Holdings, Inc.

Exhibit 10.2	Registration Rights Agreement, dated as of May 22, 2013, by and among Ply Gem Holdings, Inc., Caxton-Iseman (Ply Gem), L.P. and Caxton-Iseman (Ply Gem) II, L.P. and other parties named therein.

Exhibit 10.3	Tax Receivable Agreement, dated as of May 22, 2013, by and among Ply Gem Holdings, Inc. and the Tax Receivable Entity.

Exhibit 10.4	Third Amended and Restated Tax Sharing Agreement, dated as of May 23, 2013, between Ply Gem Holdings, Inc. and Ply Gem Industries, Inc.

Exhibit 10.5	Termination Agreement, dated as of May 29, 2013, between Ply Gem Industries, Inc. and CxCIC LLC.

Exhibit 10.6	Form of Transfer Restriction Agreement between Ply Gem Holdings, Inc. and the stockholder party thereto (incorporated by reference from Exhibit 10.48 to Amendment No. 5 to the Company’s Registration Statement on Form S-1, dated May 13, 2013 (File No. 333-167193)).

Exhibit 10.7	Form of Indemnification Agreement (incorporated by reference from Exhibit 10.40 to Amendment No. 5 to the Company’s Registration Statement on Form S-1, dated May 13, 2013 (File No. 333-167193)).

Exhibit 10.8	Ply Gem Holdings, Inc. 2004 Stock Option Plan.

Exhibit 10.9	Ply Gem Holdings, Inc. Long Term Incentive Plan.